UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2003

Simula, Inc.

(Exact Name of Registrant as Specified in Charter)

Arizona (State or Other Jurisdiction of Incorporation)	N1-12410 (Commission File Number)	86-0320129 (IRS Employer Identification No.)

2625 South Plaza Drive, Tempe, Arizona      85282

(Address of Principal Executive Offices)      (Zip Code)

(602) 631-4005

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits
Item 12.	Results of Operations and Financial Condition
Signature
Exhibit 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is included pursuant to Item 601 of Regulation S-K

No.	Description

99.1	Registrant’s Press Release dated May 15, 2003 pertaining to earnings for the fiscal quarter ended March 31, 2003.

Item 12. Results of Operation and Financial Condition.

On May 15, 2003, the registrant issued a press release pertaining to earnings for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULA, INC.

Dated: May 15, 2003	By:	/s/ John A. Jenson Chief Executive Officer and Treasurer

EXHIBIT INDEX

Exhibits. The following exhibit is included pursuant to Item 601 of Regulation S-K

No.	Description

99.1	Registrant’s Press Release dated May 15, 2003 pertaining to earnings for the fiscal quarter ended March 31, 2003.